UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2018 (April 17, 2018)

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

The purpose of this amendment is to add item 5.07 (d) below regarding the frequency of shareholder votes on the compensation of executives.

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Item 5.07	Submission of Matters to a Vote of Security Holders

On April 17, 2018, Fifth Third Bancorp held its Annual Meeting of Shareholders.

The results of shareholder voting on the proposals presented were as follows:

1. Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2019:

	Number of Common Shares
	For	Against	Abstain	Broker Non-Vote
Nicholas K. Akins	527,603,003	5,548,978	438,752	70,600,712
B. Evan Bayh III	514,093,859	19,071,020	425,855	70,600,711
Jorge L. Benitez	531,572,519	1,373,978	644,232	70,600,716
Katherine B. Blackburn	528,188,277	4,834,682	567,784	70,600,702
Emerson L. Brumback	531,582,993	1,572,628	624,966	70,410,858
Jerry W. Burris	530,492,264	2,479,573	618,904	70,600,704
Greg D. Carmichael	516,397,286	15,237,812	1,955,634	70,600,713
Gary R. Heminger	422,275,842	110,827,491	487,409	70,600,703
Jewell D. Hoover	531,440,261	1,539,534	610,939	70,600,711
Eileen A. Mallesch	530,547,880	2,460,563	582,290	70,600,712
Michael B. McCallister	530,909,239	2,070,769	610,726	70,600,711
Marsha C. Williams	518,003,744	14,988,922	598,063	70,600,716

2. The appointment of the firm of Deloitte & Touche LLP to serve as the independent external audit firm for Fifth Third Bancorp for the year 2018 was approved by a vote of the common shareholders of 582,864,877 for, 20,891,276 against, and 435,292 abstain, with no broker non-votes.

3. Executive compensation was approved by an advisory vote of the common shareholders of 505,338,042 for, 27,201,644 against, and 1,050,233 abstain, with 70,601,526 broker non-votes.

4. Holding a shareholder vote on the compensation of executives every 1 year was approved by an advisory vote of the common shareholders of 514,927,841 for every 1 year, 2,997,304 for every 2 years, and 14,966,167 for every 3 years, and 698,603 abstain, with 70,601,530 broker non-votes.

(d) In light of the approval at the April 17, 2018 Annual Meeting by its shareholders in an advisory vote of its recommendation to hold an advisory vote for the approval of the compensation of the named executive officers every 1 year, Fifth Third will include a shareholder vote on the compensation of executives in its proxy materials every 1 year until its next vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

June 22, 2018	By:	/s/ SUSAN B. ZAUNBRECHER
Susan B. Zaunbrecher
Executive Vice President, Chief Legal Officer & Board Secretary